EXHIBIT 32.1

Certification
Pursuant To Section 906 of the Sarbanes-Oxley Act Of 2002
(Subsections (A) And (B) Of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Majesco Entertainment Company and Subsidiary, (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K/A for the fiscal year ended October 31, 2015 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

s/ Barry Honig
Barry Honig, Chief Executive Officer
(Principal Executive Officer)

Dated: February 26, 2016

/s/ John Stetson
John Stetson, Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: February 26, 2016